Thrivent Accumulation Variable Universal Life Insurance
Thrivent Variable Life Account I
Summary Prospectus for New Investors
April 30, 2023
This Summary Prospectus summarizes key features of the Thrivent Accumulation Variable Universal Life Insurance Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent”) to persons who are eligible for Thrivent membership. This Contract is a flexible premium individual variable adjustable life insurance contract and is a long-term investment designed to provide significant life insurance benefits. Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at dfinview.com/Thrivent/AccumulationVUL. You can also obtain this information at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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YOU MAY CANCEL YOUR CONTRACT WITHIN 30 DAYS OF
RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
Upon cancellation, in most states you will receive a refund equal to the sum of the Accumulated Value, less any Debt plus any Percent of Premium Charge that was charged at issue and any monthly deduction that was made. You should review the prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
A Decrease Charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Face Amount. A Decrease Charge will be assessed if the Contract is in the first 10 Contract Years after the Date of
Issue and for 10 years after each increase in Face Amount. The Decrease
Charge will vary depending on the number of years since the Date of Issue, or the last increase in Face Amount. The maximum amount that may be charged is $49.18 per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $4,918 on a
$100,000 decrease.
				Charges Fee Table
Transaction Charges
In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions such as when you pay a premium, transfer accumulated value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit Rider.
				Charges Fee Table
Ongoing Fees and Expenses (annual charges)
In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, monthly unit charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
Investors will also bear expenses associated with Portfolio companies that correspond to Subaccounts available under the Contract, as shown in the following table:
				Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	1.24%

RISKS	Location in Statutory Prospectus
Risk of Loss
You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
Additionally, Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee
Premium requirement. If you surrender the Contract or allow it to lapse while a
Contract loan is outstanding, the amount of Debt , to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You should only purchase the
Contract if you have the financial ability to keep it in force for a substantial period of time.
The primary reason to buy a life insurance contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the
Contract if you do not need life insurance protection or intend to surrender all or part of the Accumulated Value in the near future. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose and can vary depending on the performance of the investment options available under the Contract.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the
Contract. You could lose some or all of your money.
You should review the available Portfolio s’ prospectuses before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Principal Risks of Investing in the Contract
Contract Lapse
Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Cash Surrender Value; (2) there is not an active No-Lapse Guarantee; and (3) payment of the premium to keep the
Contract in force is not paid within the grace period. No Death Benefit will be paid if the Contract is lapsed. Payment will be required to reinstate the
Contract. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.
Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments
We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract.
Prior to Attained Age 100, we will not accept any premiums when the Death
Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of
Death Benefit Factors. At Attained Age 100 and later, we reserve the right not to accept premiums as described above.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your
Contract as a “modified endowment contract” (MEC).
Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits
Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the
Accumulated Value as part of the monthly deduction. Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to add it to your Contract.
Other Benefits Available Under the Contract
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will be taxed on an “income first”
basis and may be subject to a penalty tax if taken before you are age 59  1∕2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Your financial advisor or professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Distribution of the Contract

Overview of the Contract
What is this Contract, and what is it designed to do?
The Thrivent Accumulation Variable Universal Life Insurance Contract is a flexible premium individual variable adjustable life insurance contract. It offers Death Benefits to protect your designated Beneficiaries. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolio companies.
The primary purpose of the Contract is to provide a Death Benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental funds in the future.
How do premiums work?
After you pay the initial premium and after the Contract is issued, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. We will allocate your Net Premium to the various Subaccounts, DCA Fixed Account and/or Fixed Account according to the most recent allocation instructions in your file. Additional information about each Portfolio is provided in an Appendix to the prospectus.
We will not accept any premiums when the Death Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors. We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contact as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC). If a requested transaction would immediately cause your Contract to become a MEC we will notify you and not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
Insufficient premiums may result in a lapse of the Contract.
What are the primary features and options that this Contract offers?
Death Benefits. Your Contract allows you to choose between two Death Benefit Options which will affect the amount of Death Proceeds we pay your designated Beneficiaries at the time of the Insured’s death. You may be able to increase the Death Benefit, which may require additional premiums.
Withdrawal options. Your Contract allows you to withdraw all or part of your Cash Surrender Value upon giving Notice. Each partial surrender must be at least $200, and you may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. There is a $25 charge for each partial surrender in excess of one in a Contract Year. You may also fully surrender your Contract. Full and partial surrenders may have tax consequences.
Loan provisions. While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan. The available loan amount is an amount such that the total Debt will not exceed 100% of Accumulated Value less Decrease Charges on the date of the loan. Interest on the loan accrues daily at a maximum net annual rate of 4.0% (a gross effective annual rate of 6.0%) on the Debt. Debt reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. While the Insured is living, you may pay back the loan.
Optional benefits that occur during your lifetime. This Contract offers one standard and two optional benefits. For an additional fee, the Accelerated Death Benefit for Terminal Illness rider will pay a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states. You may also purchase the Disability Waiver of Monthly Deductions which waives your cost of insurance and other monthly deductions until the earlier of the Insured’s age 121 or recovery from total disability. Additionally, you may purchase a Guaranteed Increase Option rider that allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities.

Increase in Current Fees and Expenses. Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on changes in the Company’s future expectations of relevant factors, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Contract in force.

Standard Death Benefits
The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. At the time of purchase, you must select between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable ( Death Proceeds) depending on the Death Benefit Option in effect on the date of Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death. The Death Benefit will be calculated as of the date of death.
When Insurance Coverage Takes Effect
At the time an Application is accepted, subject to Thrivent’s underwriting rules, an applicant can obtain temporary insurance protection pending issuance of the Contract by submitting payment of a full premium for the premium interval selected. If Thrivent subsequently determines that the proposed Insured is not an acceptable risk under Thrivent’s underwriting standards or rules, no temporary insurance coverage will have been provided and any premium paid will be refunded without interest.
No insurance will take effect unless and until all of the following conditions are present and satisfied during the lives of all persons to be insured: (a) the Contract has been issued and delivered to you; (b) the first full premium has been paid; and (c) the health of all persons to be insured remains as stated in the Application. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date. However, monthly deductions will be effective as of the Date of Issue if different from the Contract Date.
Life Insurance Tax Qualification
Contracts must meet the definition of life insurance under Section 7702 of the Internal Revenue Code (Code). At the time of purchase, you must select between two methods that satisfy this tax definition: the Cash Value Accumulation Test (CVAT) and the Guideline Premium Test (GPT). You cannot change your selection after the Contract is issued. For both tests, the Death Benefit will be at least the Accumulated Value multiplied by a death benefit factor, which varies by Attained Age.
CVAT: the death benefit factors are based on the risk class and sex (in most states) of the Insured, and any rating. A table of these death benefit factors will be listed in the Contract.
GPT: the death benefit factors are the cash value corridor factors provided in the Code. A table of these death benefit factors will be listed in the Contract. Premiums may be limited under the GPT, to ensure compliance with the Federal tax laws.
As this selection cannot be revised, careful consideration should be given to which testing method to choose. Aspects you should consider include the following.
The CVAT will generally allow larger premiums to be paid relative to the Contract’s Death Benefit, especially in the early Contract years. If you want to maximize Accumulated Values relative to the Contract’s Death Benefit, this test generally will allow larger Accumulated Values relative to the Death Benefit in the early years and lower Accumulated Values relative to the Death Benefit in the later Contract years.
Conversely, Contracts based on the GPT generally require larger Death Benefits relative to Accumulated Values in early Contract years but allow larger Accumulated Values relative to Death Benefits in later Contract years. As there are cumulative premium limits with this test, total premium payments must not exceed the limit described in the Code.

Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select a settlement option prior to the Insured’s death. A Beneficiary may select a settlement option at the time of making a claim for Death Benefits. There are five settlement options: (1) Interest Income; (2) Income of a Fixed Amount; (3) Income for a Fixed Period; (4) Life Income with Guaranteed Period; and (5) Joint & Survivor Life Income with Guaranteed Period. The settlement options may be revocable depending on which settlement option is selected. See the Settlement Options section of the statutory prospectus for more details.
The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once a settlement option is selected, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the Fee Table.
Benefits Table
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Increase Option	Allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities.	Optional
♦ Issue ages 0-17.
♦ Available at issue or may be
added after issue with
evidence of insurability.
♦ Available on standard risks
only.
♦ Terminates 60 days following
the first rider anniversary on
or after the Insured’s age 49,
or on the date that an
Alternate Increase Option
Date was used, canceling
the last Fixed Increase
Option.

Disability Waiver of Monthly Deductions
In the event the Insured is totally disabled
under the terms of the rider, scheduled
premiums due during the benefit period are
waived so the Contract, including any Additional
Benefits, continues in force.
		Optional	♦ Can be issued at ages 0-59. ♦ Terminates at age 65 or the end of the benefit period, if later. ♦ Six month waiting period from date of disability.
Accelerated Death Benefit for Terminal Illness Rider	This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states.	Standard	♦ Any assignee, irrevocable Beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Buying the Contract
How do I purchase the Thrivent Accumulation Variable Universal Life Insurance Contract?
You purchase a Contract by submitting a completed Application and an initial premium to us at our Service Center through a financial advisor or professional. We will begin processing your request to purchase a Contract when we receive the Application in Good Order.
Initial Premium
You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Accounts. If your Application is in Good Order and we approve your Application, we will allocate your initial premium to your selected Subaccounts, DCA Fixed Account and/or Fixed Account as of the Contract Date.

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only with a Date of Issue between the 1st and the 28th of any month. New Contracts that would otherwise receive a Date of Issue of the 29th through the 31st of any month will instead be given a Date of Issue of the 28th day of the month. The minimum premium required to issue the Contract is equal to the No-Lapse Guarantee Premium.
Flexible Premiums
This Contract is a flexible premium individual variable adjustable life insurance contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates.
You are responsible for monitoring and managing the amount of premiums you choose to pay and how those premiums are allocated to Subaccounts and the Fixed Account to help assure the Contract meets your needs. We recommend that you pay at least the No-Lapse Guarantee Premium s to protect your Contract from lapsing. Paying these minimum premium amounts ensures, while the guarantee is active, that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions.
Net Premium and Premium Allocation
We deduct a Percent of Premium Charge of 5% on each premium. The remainder of the premium is the “Net Premium.” The Percent of Premium Charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Accounts according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your Application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. You may change your allocation percentages for future payments at any time by giving us Notice .
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the accumulation units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Limits on Premium
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC). If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
Prior to Attained Age 100 (and at any age in New York issued Contracts) we will not accept:
1. Any premiums when the Death Benefit is based on the Table of Death Benefit Factors; or
2. The portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.
Additional premium limits will apply for Contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit. At Attained Age 100 and later (except on New York issued contracts), we reserve the right to not accept premiums as described above.

Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. When your Contract is initially issued, we will either accept or reject the full premium payment. We will accept a full premium payment that results in MEC status only if we have received acknowledgement of MEC status signed by you on forms acceptable to us. Otherwise, if allocation of the full premium payment would result in MEC status, we will consider the Application to be not in Good Order and will not issue the Contract and will not allocate any portion of the premium until the Application is in Good Order.
2. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year , still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
3. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
4. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
Premium in Default and Grace Period
Unless the No-Lapse Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will have a grace period of 61 days after the date of default, during which the Contract will remain in force. At least 31 days before the end of the grace period we will notify you and any assignee of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.

You should discuss the amount with your financial advisor or professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.
If your Contract is issued in Florida and the Issue Age is 64 or greater, this Contract will not terminate until at least 21 days after we mail notification of termination to you and to any secondary addressee that you have designated.
No-Lapse Guarantee
The No-Lapse Guarantee ensures, while the guarantee is active, that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. If timely payment of minimum premium amounts (the No-Lapse Guarantee Premium ) is received and the monthly deduction to be made exceeds the Accumulated Value less any Debt, a deduction equal to that amount will be made, if that amount is greater than zero. If it is not greater than zero, no deduction will be made and instead the balance of the monthly deduction will be postponed until the next day on which the amount of the Accumulated Value less any Debt exceeds the amount of the postponed monthly deduction. At that time the postponed amount will be deducted from the Accumulated Value. If the No-Lapse Guarantee becomes inactive or terminates while any amount of postponed monthly deductions remains outstanding, premium will be in default. The premium required to keep this Contract in force will include the outstanding amount of postponed monthly deductions.
The No-Lapse Guarantee Premium is the minimum monthly premium required to keep your No-Lapse Guarantee in effect. Your particular No-Lapse Guarantee Premium and the termination date of the guarantee are shown on the schedule page of your Contract. The No-Lapse Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The No-Lapse Guarantee will vary by Issue Age, sex, Face Amount, Additional Benefits, Death Benefit Option, and risk class (which may include ratings).
The No-Lapse Guarantee is automatically available to you when you purchase the Contract . The duration of the No-Lapse Guarantee varies by Issue Age:
♦
Issue Ages 0-60: 20 years
♦
Issue Ages 61-75: 10 years
♦
Issue Ages 76-80: 5 years
How Your Contract Can Lapse
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦
your monthly deductions are greater than your Cash Surrender Value;
♦
there is not an active No-Lapse Guarantee; and
♦
payment of the premium to keep the Contract in force is not paid within the grace period.
If the Contract lapses, a tax may result.
If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing any related taxes.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may allow a longer period to be able to reinstate your Contract). To reinstate your Contract we require:

1.An application for reinstatement submitted to us at our Service Center;
2.Evidence of insurability that meets our standards;
3.Payment of one of the following amounts:
a.A premium sufficient to cover:
i.Any monthly deductions that were not made before the grace period because they were postponed under the No-Lapse Guarantee; and
ii.The monthly deductions that were not made during the grace period; or
b.If the effective date of reinstatement is before the termination date of the No-Lapse Guarantee, a premium sufficient to reactivate the No-Lapse Guarantee.
4.Payment of a premium sufficient to keep this Contract in force for at least three months, based on unit values on the date of reinstatement; and
5.Repayment of all Debt existing at the end of the grace period.
The effective date of a reinstatement will be the date the application for reinstatement is approved by us. The Accumulated Value on that date will be equal to:
♦
The Accumulated Value at the end of the grace period; plus
♦
The Net Premium received to reinstate the Contract; less
♦
Any postponed or unpaid monthly deductions made on that date.
Any Decrease Charge on or after reinstatement will be the same as if the Contract had always been in force since the Date of Issue.
You may reinstate any Additional Benefits that were in effect prior to lapse that would not have otherwise terminated pursuant to provisions of the Additional Benefit rider before the effective date of reinstatement.
The No-Lapse Guarantee will be included on a reinstated Contract only if that guarantee did not terminate before the effective date of reinstatement and you pay an amount sufficient to reactivate a No-Lapse Guarantee. Any No-Lapse Guarantee that could have been reactivated by paying a sufficient premium will be included on the reinstated Contract in inactive status.
Making Withdrawals: Accessing the Money in Your Contract
You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your financial advisor or professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Partial Surrenders
Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon giving Notice. Partial surrenders are implemented by either the redemption of accumulation units or reduction in the Fixed Accounts balance. The partial surrender will be taken from the Subaccount s and Fixed Accounts according to the ratio that the Contract’s accumulated value in the Subaccounts or Fixed Accounts bears to the total Accumulated Value less any accumulated value in the Loan Account at the time of the partial surrender. With our approval, you may choose other allocations of a partial surrender. A partial surrender may have tax consequences.
A partial surrender will reduce your Accumulated Value, Face Amount, Death Benefit and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirements.

Full Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a full surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 121) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A full surrender may result in a Decrease Charge depending how long your Contract has been in force.
A full surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 18 months after the Date of Issue; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change.
A full surrender of your Contract may have tax consequences.
Cash Surrender Value
The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any Decrease Charges and any outstanding Debt and any unpaid monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Accounts and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt or insufficient premium payments.
Timing of Payments
We typically process any surrender, partial surrender, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer, loan or on the death of the Insured whenever the New York Stock Exchange is closed, the SEC has determined that an emergency exists, or the SEC requires that trading be restricted.
Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract . Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract , or transfer accumulated value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment[1]
Premium Tax Charge	Not currently applicable[2]	Not currently applicable[2]
Decrease Charge[3]	Upon surrender, lapse, or decrease in the Face Amount
Maximum		$49.18 per $1,000 of decrease in Face Amount
Minimum		$3.70 per $1,000 of decrease in Face Amount
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year.		$17.92 per $1,000 of decrease in Face Amount
Partial Surrender Charge	Upon each partial surrender in excess of one per Contract Year	$25 per partial surrender
Transfer Charge	Upon each transfer after the twelfth in a Contract Year[4]	$25 per transfer
Accelerated Death Benefit	On exercise of benefit[5]	$150
1 The Percent of Premium Charge may not be deducted in certain situations.
2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
3 The Decrease Charge applies to each decrease in Face Amount during the first 10 Contract Years and during the first 10 years following an increase in Face Amount. The Decrease Charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. See Charges.
4 The charge applies to each transfer in excess of the first twelve transfers made in a Contract Year.
5 The charge may vary by state and may be lower in some states.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge[6]	On Date of Issue and monthly thereafter
Maximum Charge		$999.96 per $1,000 of risk amount[7]
Minimum Charge		$0.07 per $1,000 of risk amount[7]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year.		$1.10 per $1,000 of risk amount[7]
Mortality and Expense Risk Charge	On Date of Issue and monthly thereafter	1.0% of the Subaccount value[8]
Monthly Unit Charge[9]	On Date of Issue and monthly after issue, and monthly after a Face Amount Increase
Maximum Charge		$5.88 per $1,000 of Face Amount
Minimum Charge		$0.00 per $1,000 of Face Amount
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year.		$0.96 per $1,000 of Face Amount
Basic Monthly Charge	On the Date of Issue and monthly thereafter	$108[10]
Debt Interest	Accrues daily	4.0% Net Interest Rate on Debt[11]
Optional Benefits Charge:[12]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter
Maximum		195.5% of all monthly deductions[13]
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), risk amount, Face Amount, risk class and duration of the Contract. The Cost of Insurance Charge shown may not be representative of the charge that a particular investor will pay.
7 For more information on the calculation of this charge see Charges.
8 Actual current charge is less. For more information on the calculation of this charge see Charges.
9 The charge applies for the first 180 months after issue and the first 180 months after an increase in Face Amount. See Charges.
10 Charge is for adults (issue age 18+) and equates to $9.00 per month. For juvenile (issue age 0-17) Contracts, the charge is $90 per year, which equates to $7.50 per month.
11 The maximum net interest charged on Debt is 4.0%. The gross annual interest rate charged on Debt is 6.0% and for amounts that are transferred as collateral to the Loan Account we pay a minimum effective annual rate of 2.0%. We may pay a rate greater than 2.0%.
12 Charges for Additional Benefits vary based on Attained Age or Issue Age, sex (in most states), risk class, Face Amount, risk amount, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. Before you purchase a Contract, we will provide you a free personalized illustration of your future benefits under the Contract.
13 The charge applies until Insured’s Attained Age 65. Monthly deductions include cost of insurance charge, benefit rider charges, basic monthly charge, monthly unit charge, and mortality and expense risk charge.

Periodic Charges Other Than Annual Portfolio Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted
Minimum		4.8[13]
Charge for a male Insured, Issue Age 40, in the standard risk class		7.7% of all monthly deductions[13]
Guaranteed Increase Option	On the rider date of issue and monthly thereafter
Maximum		$2.52 per $1,000 of rider coverage amount[14]
Minimum		$0.36[14]
Charge for an Insured, Issue Age0		$0.36 per $1,000 of rider coverage amount[14]
13 The charge applies until Insured’s Attained Age 65. Monthly deductions include cost of insurance charge, benefit rider charges, basic monthly charge, monthly unit charge, and mortality and expense risk charge.
14 The charge applies until the first rider anniversary on or after Insured’s age 49.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Company Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio company assets, including management fees, distribution fees and other expenses.	0.23%	1.24%
Expenses that are deducted from Portfolio company assets, after reimbursements and/or fee waivers.*	0.23%*	1.15%*
* The reimbursements and/or fee waivers will last until April 30, 2024, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.

Special Terms
Accumulated Value	The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Accounts, and the Loan Account.
Additional Benefits	Benefits provided by riders, if any, included as part of the Contract.
Application
The application(s) and all amendments and supplements to the application used to apply for this Contract. This includes applications for reinstatement and applications made for changes to the Contract.

Attained Age	Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value of the Contract less any applicable Decrease Charges; outstanding Debt; and any unpaid monthly deductions.
Contract
The flexible premium variable adjustable life insurance (Thrivent Financial
Accumulation Variable Universal Life) offered by us (Thrivent) and described in this summary prospectus. The entire Contract consists of the Contract, any
Additional Benefits, amendments, endorsements, Application and our Articles of
Incorporation and Bylaws.

Contract Date	The latest of the (1) Date of Issue;(2) the date we receive in Good Order the first premium payment at our Service Center; or (3) the date we approve this Contract to be issued.
Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue
The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.

DCA Fixed Account
This account is established when you set up the Dollar Cost Averaging plan.
Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the
DCA Fixed Account is credited with an interest rate that is determined when the payment is allocated to the DCA Fixed Account. The interest rate is effective for
12 months from the date of allocation. The DCA Fixed Account is part of our
General Account and is not a Subaccount. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit	The amount of the benefit that provides the basis for the Death Proceeds calculation. The Death Benefit on any day depends upon the Death Benefit Option in effect on that day.
Death Benefit Option	Either of the two methods used to determine the Death Benefit. The option is selected in the Application and may be changed any time prior to Attained Age 121.
Death Proceeds	The amount paid upon the death of the Insured. The amount is paid to a Beneficiary designated by the Contract Owner.
Debt	All unpaid Contract loans plus accrued interest.
Decrease Charge
A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge applies to decreases in the Face Amount or partial surrenders that result in a decrease in
Face Amount during the first 10 Contract Years (or first 10 years following an increase in the Face Amount on the increased amount). We deduct the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender.

Dollar Cost Averaging	An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

Face Amount
The amount of life insurance provided by the Contract exclusive of any
Additional Benefits. The Face Amount on the Date of Issue is the Initial Face
Amount. Increases or decreases in Face Amount will be shown on supplemental Contract schedule pages that we will send to you.

Fixed Account	An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fixed Accounts	Amounts held in the Fixed Account and DCA Fixed Account.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured	The person on whose life the Contract is issued.
Issue Age	The Insured’s age on the Date of Issue.
Loan Account
When you obtain a loan, Accumulated Value equal to the amount of the loan is taken from the Subaccounts and moved to a Loan Account. Amounts transferred to the Loan Account are invested with our General Account assets.
The Loan Account is equal to the amount transferred from any Subaccount, and/or Fixed Accounts to secure the loan less Accumulated Value transferred from the Loan Account to a Subaccount and the Fixed Accounts as a result of repayment of Debt plus the amount by which the accrued interest charged exceeds the amount of interest credited.

MEC Contract Year
The 12-month period following the Date of Issue or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract
Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.

Monthly Anniversary
The date each month on which we deduct charges from Accumulated Value.
These monthly deductions occur once each month on the Valuation Date, on or next following the day of the month which corresponds to the day of the month that we issued the Contract

Net Premium
The amount of each premium that is applied to the Subaccounts of the Variable
Account or to the Fixed Accounts. The Net Premium is equal to the premium paid less the Percent of Premium Charge. The Percent of Premium Charge
may not be deducted in certain situations.

No-Lapse Guarantee
A contract provision that guarantees that insurance coverage will not lapse in the event your Cash Surrender Value is not adequate to cover the current monthly deductions. You must meet the premium requirements of a No-Lapse
Guarantee for the Contract to remain in force in the event your Cash Surrender
Value is not adequate.

No-Lapse Guarantee Premium
The minimum monthly premium required to keep the No-Lapse Guarantee in effect. Different combinations of age, sex, risk class, Face Amount, Death
Benefit Option and Additional Benefits will result in different No-Lapse
Guarantee Premiums.

Notice	A request signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.
Owner	A person or entity who owns the Contract.
Paid-Up Life Insurance
A new whole life insurance contract with a reduced death benefit determined based on the Cash Surrender Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.

Percent of Premium Charge	5% of each premium.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.

Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Table of Death Benefit Factors	The table found in the schedule pages of the Contract and used to help assure the Contract qualifies as life insurance under the federal tax law.
Valuation Date	Any day that upon which the New York Stock Exchange is open for regular trading.
Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
We, our, us, Society	Thrivent.
You, your, yours	The Owner(s) of the Contract.

Appendix: Portfolio Companies Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AccumulationVUL. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5-YEAR	10-YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75%[1]	-17.92%	6.26%	9.29%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	-17.41%	4.78%	7.58%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	-16.19%	4.01%	6.14%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.65%	-13.77%	3.34%	5.82%
	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	-14.73%	2.35%	4.19%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	-12.38%	2.16%	4.22%
Corporate Bond	Thrivent Income Portfolio	0.43%	-15.86%	0.75%	2.17%
Diversified Emerging Markets	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	-25.91%	-1.69%	0.23%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.74%	-18.35%	-0.19%	3.31%
	Thrivent International Index Portfolio	0.45%	-14.56%	N/A4	N/A4
Health	Thrivent Healthcare Portfolio	0.84%[1]	-5.54%	11.52%	11.42%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	-10.22%	1.26%	3.19%
Intermediate Government	Thrivent Government Bond Portfolio	0.45%	-10.37%	0.08%	0.94%
Large Blend	Thrivent ESG Index Portfolio	0.38%[1]	-21.83%	N/A4	N/A4
	Thrivent Large Cap Index Portfolio	0.23%	-18.30%	9.17%	12.24%
Large Growth	Thrivent All Cap Portfolio	0.66%	-18.21%	7.97%	11.03%
	Thrivent Large Cap Growth Portfolio	0.43%	-33.63%	9.77%	12.95%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	-4.68%	8.35%	11.08%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	-13.25%	6.46%	10.46%
	Thrivent Mid Cap Stock Portfolio	0.66%	-17.96%	7.63%	12.88%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	-28.52%	N/A4	N/A4
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90%[1]	-5.23%	N/A4	N/A4
Money Market – Taxable	Thrivent Money Market Portfolio	0.32%	1.36%	0.99%	0.54%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5-YEAR	10-YEAR
MultiSector Bond	Thrivent Multidimensional Income Portfolio	1.00%[1]	-13.35%	1.11%	N/A2
	Thrivent Opportunity Income Plus Portfolio	0.66%	-10.49%	0.43%	1.50%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-25.60%	3.93%	6.61%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	-4.19%	1.12%	1.39%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	-16.30%	5.65%	10.55%
	Thrivent Small Cap Stock Portfolio	0.70%	-10.46%	9.49%	12.73%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	-22.91%	N/A3	N/A3
Global Large - Stock Blend	Thrivent Global Stock Portfolio	0.63%	-18.97%	4.90%	8.60%
	Thrivent Low Volatility Equity Portfolio	0.90%[1]	-10.67%	5.31%	N/A2
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

This summary prospectus for new investors incorporates by reference the Thrivent Accumulation Variable Universal Life Insurance prospectus and Statement of Additional Information (SAI), both dated April 30, 2023 as amended or supplemented.
The SAI dated April 30, 2023 contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AccumulationVUL. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form ICC19 V-VZ-VUL and state variations
EDGAR Contract No.C000215530 32064SPR R4-23